MAA	February 5, 2014	Supplemental Data S-1

MULTIFAMILY COMMUNITIES AND UNITS

NUMBER OF MULTIFAMILY UNITS

	2013				2012
	Dec 31 (1)	Sept 30	Jun 30	Mar 31	Dec 31
MAA same store communities	41,682	41,682	41,682	41,682	40,609
Legacy-Colonial same store communities	30,938
Proforma same store communities	72,620

Stabilized non-same store communities	8,035	4,549	4,969	5,697	6,460
Active Development communities	1,461	564	564	774	774
Lease-up communities	1,033	782	1,210	740	740
Wholly-owned communities	83,149	47,577	48,425	48,893	48,583

Joint venture communities	1,444	1,156	1,156	1,472	1,782

Total Multifamily communities	84,593	48,733	49,581	50,365	50,365

(1) The Number of Units for Development Communities includes 952 units which have not yet been delivered and are unavailable for occupancy.

NUMBER OF MULTIFAMILY COMMUNITIES

	2013				2012
	Dec 31 (2)	Sept 30	Jun 30	Mar 31	Dec 31
MAA same store communities	138	138	138	138	136
Legacy-Colonial same store communities	101
Proforma same store communities	239

Stabilized non-same store communities	26	15	18	21	22
Active Development communities	3	2	2	2	2
Lease-up communities	3	2	3	2	2
Wholly-owned communities	271	157	161	163	162

Joint venture communities	5	4	4	5	6

Total Multifamily communities	276	161	165	168	168

(2) The Number of Communities excludes successive phases to eliminate duplication between categories.

MAA	February 5, 2014	Supplemental Data S-2

DEVELOPMENT, LEASE-UP AND COMMERCIAL

Dollars in thousands

MULTIFAMILY DEVELOPMENT PIPELINE

		Units as of December 31, 2013
		Total to	Available			Estimated Cost		Cost	Construction		Initial	Expected
	MSA	be Built	to Occupy	Occupied	Leased	Total	per Unit	to Date	Start	Finish	Occupancy	Stabilized

Active Multifamily Development (1.8% of Multifamily Gross Assets)
220 Riverside	Jacksonville, FL	294	-	-	-	$40,500	$138	$17,200	4Q12	4Q14	3Q14	4Q15
CR at South End	Charlotte, NC	353	179	86	114	$59,300	$168	$50,900	1Q12	1Q14	4Q13	1Q15
CG at Randal Lakes	Orlando, FL	462	330	111	125	$57,000	$123	$49,800	2Q12	1Q14	3Q13	1Q15
CG at Lake Mary III	Orlando, FL	132	-	-	4	$16,100	$122	$9,100	1Q13	2Q14	1Q14	3Q14
CG at Bellevue II	Nashville, TN	220	-	-	-	$30,100	$137	$7,500	3Q13	4Q14	3Q14	2Q15
Total Active		1,461	509	197	243	$203,000	$139	$134,500

MULTIFAMILY LEASE-UP COMMUNITIES
2.1% of Multifamily Gross Assets
		As of Dec 31, 2013
		Total	Percent	Construction	Expected
	MSA	Units	Occupied	Finished	Stabilized
Station Square at Cosner's Corner	Fredericksburg, VA	260	86%	N/A	1Q14
Season at Celebrate Virginia II	Fredericksburg, VA	251	81%	N/A	2Q14
River's Walk	Charleston, SC	270	93%	4Q13	1Q14
CR at Frisco Bridges	Dallas, TX	252	66%	2Q13	2Q14
Total		1,033	82%

ACTIVE MULTIFAMILY DEVELOPMENT AND LEASE-UP OPERATING DATA

	2013				2012
	Dec 31	Sept 30	Jun 30	Mar 31	Dec 31
Revenue from development communities	$461	$609	$99	$48	$2
Revenue from lease-up communities	3,106	2,575	3,406	2,422	2,139
Total development and lease-up revenues	3,567	3,184	3,505	2,470	2,141

Operating expenses from development communities	485	242	111	85	7
Operating expenses from lease-up communities	926	859	1,109	828	618
Total development and lease-up operating expenses	1,411	1,101	1,220	913	625

Total development and lease-up NOI	$2,156	$2,083	$2,285	$1,557	$1,516
Number of communities represented (3)	6	4	5	4	4

(3) The Number of Communities Represented excludes one development and one lease-up community which are phases to existing communities. Values for the phases are included in the table.

COMMERCIAL PROPERTIES
					Square Feet (000s)			Base Rent
			Year	Ownership	Total		Physical	per Square
		MSA	Built	Percentage	Property	Owned	Occupancy	Foot
CC Brookwood Village	Office	Birmingham, AL	2007	100%	170	170	98%	$31.66
Brookwood Village	Retail	Birmingham, AL	1973/91/00	100%	604	372	83%	$24.10
CP Nord du Lac	Retail	New Orleans, LA	2010	100%	283	196	97%	$21.83
CP Craft Farms	Retail	Gulf Shores, AL	2010	100%	68	68	83%	$16.90
Land Title Building	Office	Birmingham, AL	1975	33%	30	30	100%	$13.93

MAA	February 5, 2014	Supplemental Data S-3

TOTAL MULTIFAMILY COMBINED COMMUNITY STATISTICS

Dollars in thousands except Average Effective Rent

					Average
					Effective
		As of December 31, 2013			Rent for the
			Percent to		Three Months	As of December 31, 2013
		Gross	Total of Gross	Physical	Ended	Completed
		Real Assets	Real Assets	Occupancy	Dec 31, 2013	Units

Dallas, TX		$818,072	10.8%	95.0%	$910.99	9,938
Atlanta, GA		$554,902	7.3%	94.3%	$927.19	5,596
Austin, TX		$550,214	7.3%	94.7%	$943.83	5,838
Raleigh/Durham, NC		$537,730	7.1%	94.3%	$898.01	4,663
Charlotte, NC		$538,374	7.0%	95.7%	$863.18	4,862
Orlando, FL		$381,524	5.0%	95.8%	$1,020.20	3,058
Nashville, TN		$330,951	4.4%	95.4%	$1,004.17	3,556
Tampa, FL		$293,200	3.9%	95.8%	$992.11	2,878
Jacksonville, FL		$241,897	3.2%	95.7%	$893.60	3,202
Phoenix, AZ		$231,630	3.1%	95.4%	$839.59	1,976
Houston, TX		$222,235	2.9%	95.0%	$951.13	2,909
Las Vegas, NV		$65,401	0.9%	93.8%	$747.52	721
South Florida		$56,476	0.7%	93.1%	$1,422.99	480
Large Markets		$4,822,606	63.6%	95.1%	$929.83	49,677

Savannah, GA		$218,141	2.9%	94.4%	$886.79	2,219
Charleston, SC		$218,012	2.9%	95.9%	$875.83	2,378
Memphis, TN		$197,320	2.6%	95.7%	$766.66	3,305
Richmond, VA		$183,585	2.4%	96.0%	$888.61	1,668
Birmingham, AL		$174,376	2.3%	95.4%	$836.31	2,048
San Antonio, TX		$112,867	1.5%	95.3%	$994.81	1,176
Huntsville, AL		$110,303	1.4%	95.1%	$736.71	1,380
Little Rock, AR		$109,694	1.4%	96.0%	$872.79	1,368
Norfolk, Hampton, VA Beach, VA		$96,136	1.3%	94.5%	$958.17	1,033
Greenville, SC		$93,130	1.2%	92.7%	$707.37	1,748
Columbus, GA		$76,116	1.0%	90.3%	$775.28	1,293
All Other Secondary Markets by State (individual markets <1% gross real assets)
Florida		$173,836	2.3%	94.1%	$856.63	2,478
Georgia		$117,985	1.6%	94.6%	$729.03	1,951
Kentucky		$100,175	1.3%	93.5%	$789.51	1,548
Virginia		$95,983	1.3%	94.3%	$922.48	880
Tennessee		$82,663	1.1%	94.9%	$722.79	1,608
Alabama		$73,928	1.0%	94.8%	$723.07	1,029
North Carolina		$68,689	0.9%	96.1%	$651.90	1,172
Mississippi		$68,467	0.9%	94.3%	$815.24	1,241
Missouri		$52,372	0.7%	93.2%	$1,229.52	323
South Carolina		$34,525	0.5%	93.1%	$761.31	576
Secondary Markets		$2,458,303	32.5%	94.7%	$816.89	32,422

	Subtotal	$7,280,909	96.1%	94.9%	$885.23	82,099
							Total
							Units
Orlando, FL	Large	$58,936	0.8%	33.6%	$988.28	330	594
Charlotte, NC	Large	$50,856	0.7%	48.0%	$1,320.31	179	353
Dallas, TX	Large	$36,531	0.5%	65.9%	$1,043.01	252	252
Jacksonville, FL	Large	$16,175	0.2%	0.0%	$-	-	294
Nashville, TN	Large	$7,452	0.1%	0.0%	$-	-	220
Fredericksburg, VA	Secondary	$89,461	1.2%	83.6%	$1,181.43	511	511
Charleston, SC	Secondary	$32,904	0.4%	93.0%	$1,287.28	270	270
Lease-up and Development		$292,315	3.9%	67.5%	$1,145.06	1,542	2,494

Total Multifamily Communities		$7,573,224	100.0%	94.4%	$891.35	83,641	84,593

MAA	February 5, 2014	Supplemental Data S-4

SAME STORE SUMMARY

Dollars in thousands

			Percent
	4Q13	4Q12	Change
Revenues
MAA same store	$116,817	$113,241	3.2%
Legacy-Colonial same store (1)	87,817	85,047	3.3%
Proforma total same store revenues	204,634	198,288	3.2%
Expense
MAA same store	46,559	45,201	3.0%
Legacy-Colonial same store (1)	34,251	33,437	2.4%
Proforma total same store expenses	80,810	78,638	2.8%
NOI
MAA same store	70,258	68,040	3.3%
Legacy-Colonial same store (1)	53,566	51,610	3.8%
Proforma total same store NOI	$123,824	$119,650	3.5%

(1)	Legacy-Colonial Same Store respresents Colonial's same store group immediately prior to the close of the merger. These properties were not owned by MAA prior to October 1, 2013 and are being shown on a proforma basis only as if owned by MAA in both periods under MAA's accounting policies.

NOI BRIDGE

Dollars in thousands

			Twelve
			Months
	Three Months Ended		Ended
	12/31/13	12/31/12	12/31/13
NOI
MAA same store	$70,258	$68,040	$330,078
Non-same store	75,702	11,595	58,934
Total NOI	145,960	79,635	389,012
Held for sale NOI included above	(814)	(3,319)	(8,239)
Management fee income	182	212	647
Depreciation and amortization	(89,796)	(32,203)	(186,979)
Acquisition expense	(894)	(7)	(1,393)
Property management expenses	(7,782)	(5,400)	(23,083)
General and administrative expenses	(4,965)	(3,326)	(15,569)
Merger related expenses	(21,105)	-	(32,403)
Integration related expenses	(5,067)	-	(5,102)
Interest and other non-property income	402	87	488
Interest expense	(30,258)	(15,583)	(75,915)
(Loss) gain on debt extinguishment	(39)	(659)	(426)
Amortization of deferred financing costs	(636)	(941)	(3,063)
Net casualty gain (loss) and other settlement proceeds	(598)	18	(143)
Income tax expense	(224)	(200)	(893)
Gain (loss) from real estate joint ventures	177	(53)	338
Discontinued operations	5,647	4,946	82,002
Net income attributable to noncontrolling interests	538	(900)	(3,998)
Net income attributable to MAA	$(9,272)	$22,307	$115,281

MAA	February 5, 2014	Supplemental Data S-5

CURRENT PERIOD PROFORMA SAME STORE DETAILS

Dollars in thousands except Average Effective Rent per Unit and Average Total Revenue per Occupied Unit

PROFORMA COMBINED MAA SAME STORE AND LEGACY-COLONIAL SAME STORE

CURRENT PERIOD ACTUALS As of December 31, 2013, unless otherwise noted

		Three Months Ended December 31, 2013									Period End
								Average Effective			Physical Occupancy
		Revenue		Expense		NOI		Rent per Unit		Average		Growth
	Percent of		Growth		Growth		Growth		Growth	Total Revenue		from
	Gross Real		from		from		from		from	per Occupied	Dec 31,	Dec 31,
	Assets	4Q13	4Q12	4Q13	4Q12	4Q13	4Q12	4Q13	4Q12	Unit	2013	2012	Units
Large Markets
Dallas, TX	10.8%	$25,121	4.0%	$10,903	1.3%	$14,218	6.1%	$888.05	4.3%	$1,039.83	95.3%	-0.4%	8,526
Raleigh/Durham, NC	8.0%	$12,660	2.9%	$4,227	0.9%	$8,433	3.9%	$901.04	2.6%	$1,048.65	94.3%	-1.9%	4,293
Charlotte, NC	7.3%	$11,652	3.5%	$4,078	5.7%	$7,574	2.3%	$811.05	4.9%	$964.97	95.7%	-1.5%	4,290
Austin, TX	7.1%	$14,629	5.7%	$6,370	2.0%	$8,259	8.7%	$919.44	5.5%	$1,081.03	94.6%	-0.7%	4,791
Atlanta, GA	6.9%	$14,023	4.7%	$5,632	2.2%	$8,391	6.5%	$879.20	4.3%	$1,055.23	94.6%	-0.5%	4,707
Nashville, TN	4.4%	$9,575	5.0%	$3,493	4.8%	$6,082	5.1%	$936.82	4.2%	$1,071.43	95.7%	0.3%	3,128
Orlando, FL	4.0%	$6,557	2.9%	$2,459	4.4%	$4,098	2.1%	$970.28	2.7%	$1,142.63	95.9%	1.7%	2,044
Jacksonville, FL	3.9%	$8,936	2.2%	$3,538	10.4%	$5,398	-2.5%	$893.60	3.8%	$985.17	95.7%	-0.7%	3,202
Phoenix, AZ	3.8%	$5,516	3.4%	$2,024	0.6%	$3,492	5.0%	$839.59	2.8%	$984.43	95.4%	0.0%	1,976
Tampa, FL	3.2%	$6,985	4.3%	$2,741	7.4%	$4,244	2.4%	$975.28	4.5%	$1,128.64	96.5%	0.9%	2,158
Houston, TX	2.8%	$6,902	5.7%	$3,026	5.4%	$3,876	5.9%	$938.47	6.1%	$1,056.65	94.5%	-0.5%	2,281
Las Vegas, NV	1.1%	$1,813	1.7%	$704	-1.9%	$1,109	4.1%	$747.52	-0.3%	$907.78	93.8%	-1.1%	721
South Florida	0.9%	$2,061	1.8%	$775	5.9%	$1,286	-0.5%	$1,422.99	3.2%	$1,530.17	93.1%	-0.7%	480
Large Markets Total	64.2%	$126,430	4.0%	$49,970	3.4%	$76,460	4.4%	$900.62	4.1%	$1,048.85	95.1%	-0.6%	42,597

Secondary Markets
Savannah, GA	3.5%	$6,464	0.7%	$2,420	6.4%	$4,044	-2.5%	$886.79	2.4%	$1,037.88	94.4%	-0.4%	2,219
Charleston, SC	3.5%	$6,979	3.6%	$2,554	-4.0%	$4,425	8.5%	$875.83	4.2%	$1,038.11	95.9%	0.0%	2,378
Memphis, TN	3.2%	$8,099	1.2%	$3,605	3.5%	$4,494	-0.5%	$766.66	0.5%	$858.99	95.7%	-0.5%	3,305
Richmond, VA	3.0%	$4,949	3.6%	$1,741	5.1%	$3,208	2.8%	$888.61	1.6%	$1,046.02	96.0%	1.5%	1,668
Birmingham, AL	2.8%	$5,583	2.9%	$2,200	-1.9%	$3,383	6.3%	$836.31	2.4%	$972.96	95.4%	2.0%	2,048
Huntsville, AL	1.8%	$3,440	1.2%	$1,371	1.0%	$2,069	1.3%	$736.71	1.2%	$881.89	95.1%	1.7%	1,380
Greenville, SC	1.5%	$3,952	2.4%	$1,588	-1.7%	$2,364	5.3%	$707.37	4.2%	$801.99	92.7%	-2.3%	1,748
Little Rock, AR	1.3%	$2,728	1.9%	$1,006	-2.3%	$1,722	4.6%	$822.16	0.1%	$897.69	96.2%	0.6%	1,056
Jackson, MS	1.1%	$3,278	5.9%	$1,267	6.3%	$2,011	5.7%	$815.24	4.5%	$931.77	94.3%	-0.9%	1,241
Fredericksburg, VA	1.1%	$1,725	-2.5%	$555	11.7%	$1,170	-8.1%	$1,093.53	-1.4%	$1,250.75	94.5%	-0.6%	490
Lexington, KY	1.1%	$2,248	0.5%	$883	5.0%	$1,365	-2.2%	$797.09	2.3%	$866.98	94.3%	0.8%	924
Columbus, GA	1.1%	$2,548	-3.3%	$1,047	3.7%	$1,501	-7.6%	$822.81	-0.4%	$922.08	89.0%	-4.3%	1,008
San Antonio, TX	1.0%	$2,188	4.1%	$866	0.9%	$1,322	6.4%	$914.87	0.3%	$1,025.33	95.4%	2.4%	740
All Other Secondary Markets by State (individual markets <1% gross real assets)
Florida	2.4%	$5,793	4.8%	$2,176	1.4%	$3,617	6.9%	$833.57	4.6%	$930.94	94.9%	0.0%	2,178
North Carolina	1.6%	$3,530	5.1%	$1,327	1.0%	$2,203	7.8%	$665.79	-2.2%	$803.36	95.6%	2.0%	1,562
Georgia	1.5%	$3,590	-1.9%	$1,534	0.6%	$2,056	-3.7%	$722.05	-1.1%	$823.99	95.4%	-1.6%	1,544
Tennessee	1.3%	$3,813	1.6%	$1,690	1.2%	$2,123	1.9%	$722.79	1.9%	$837.62	94.9%	0.0%	1,608
Alabama	1.0%	$2,081	3.0%	$820	-2.1%	$1,261	6.7%	$658.06	2.9%	$795.45	94.5%	-0.7%	933
Virginia	0.9%	$2,304	-1.3%	$988	9.2%	$1,316	-8.0%	$870.05	-0.3%	$1,037.85	95.2%	-0.6%	793
South Carolina	0.6%	$1,428	-0.8%	$689	2.5%	$739	-3.8%	$761.31	1.7%	$879.42	93.1%	-0.5%	576
Kentucky	0.5%	$1,484	-0.5%	$513	0.0%	$971	-0.8%	$778.28	2.5%	$848.56	92.5%	-3.3%	624
Secondary Markets Total	35.8%	$78,204	1.9%	$30,840	1.8%	$47,364	2.0%	$801.11	1.8%	$921.81	94.8%	-0.1%	30,023

Total Same Store	100.0%	$204,634	3.2%	$80,810	2.8%	$123,824	3.5%	$859.48	3.2%	$996.37	95.0%	-0.3%	72,620

MAA	February 5, 2014	Supplemental Data S-6

YEAR TO DATE PROFORMA SAME STORE DETAILS

Dollars in thousands except Average Effective Rent per Unit

MAA SAME STORE FOR 1Q13, 2Q13 AND 3Q13 AND PROFORMA COMBINED MAA SAME STORE AND LEGACY-COLONIAL SAME STORE FOR 4Q13

YEAR TO DATE ACTUALS As of December 31, 2013, unless otherwise noted

			Twelve Months Ended December 31, 2013				Period End
						Average	Physical Occupancy
	Units					Effective		Growth
	1Q13, 2Q13	Proforma				Rent		from
	and 3Q13	4Q13	Revenue	Expense	NOI	per Unit	Dec 31, 2013	Dec 31, 2012
Large Markets
Dallas, TX	4,560	8,526	$65,772	$27,773	$37,999	$878.69	95.3%	-0.4%
Raleigh/Durham, NC	1,549	4,293	$26,919	$9,166	$17,753	$896.84	94.3%	-1.9%
Charlotte, NC	-	4,290	$11,652	$4,078	$7,574	$811.05	95.7%	-1.5%
Austin, TX	1,776	4,791	$30,736	$13,616	$17,120	$911.29	94.6%	-0.7%
Atlanta, GA	2,109	4,707	$32,170	$13,008	$19,162	$869.48	94.6%	-0.5%
Nashville, TN	2,779	3,128	$34,352	$12,640	$21,712	$923.09	95.7%	0.3%
Orlando, FL	288	2,044	$8,628	$3,331	$5,297	$968.80	95.9%	1.7%
Jacksonville, FL	3,202	3,202	$35,612	$13,809	$21,803	$883.47	95.7%	-0.7%
Phoenix, AZ	1,024	1,976	$13,430	$5,515	$7,915	$838.84	95.4%	0.0%
Tampa, FL	1,552	2,158	$21,249	$8,651	$12,598	$966.19	96.5%	0.9%
Houston, TX	2,281	2,281	$27,214	$12,050	$15,164	$915.19	94.5%	-0.5%
Las Vegas, NV	-	721	$1,813	$705	$1,108	$747.52	93.8%	-1.1%
South Florida	480	480	$8,129	$3,168	$4,961	$1,406.54	93.1%	-0.7%
Large Markets Total	21,600	42,597	$317,676	$127,510	$190,166	$892.57	95.1%	-0.6%

Secondary Markets
Savannah, GA	782	2,219	$13,321	$4,888	$8,433	$880.37	94.4%	-0.4%
Charleston, SC	488	2,378	$11,794	$4,312	$7,482	$872.92	95.9%	0.0%
Memphis, TN	3,305	3,305	$32,506	$14,411	$18,095	$766.71	95.7%	-0.5%
Richmond, VA	300	1,668	$8,374	$2,733	$5,641	$885.73	96.0%	1.5%
Birmingham, AL	440	2,048	$9,841	$3,855	$5,986	$831.91	95.4%	2.0%
Huntsville, AL	544	1,380	$7,289	$3,078	$4,211	$734.87	95.1%	1.7%
Greenville, SC	1,748	1,748	$15,871	$6,565	$9,306	$693.08	92.7%	-2.3%
Little Rock, AR	1,056	1,056	$10,842	$4,152	$6,690	$821.13	96.2%	0.6%
Jackson, MS	1,241	1,241	$13,041	$4,923	$8,118	$804.90	94.3%	-0.9%
Fredericksburg, VA	232	490	$4,661	$1,418	$3,243	$1,100.28	94.5%	-0.6%
Lexington, KY	924	924	$9,076	$3,458	$5,618	$793.53	94.3%	0.8%
Columbus, GA	1,008	1,008	$10,428	$4,237	$6,191	$825.39	89.0%	-4.3%
San Antonio, TX	740	740	$8,642	$3,779	$4,863	$909.33	95.4%
All Other Secondary Markets by State (individual markets <1% gross real assets)
Florida	2,178	2,178	$22,945	$8,958	$13,987	$819.01	94.9%	0.0%
North Carolina	240	1,562	$4,948	$1,896	$3,052	$664.14	95.6%	2.0%
Georgia	1,608	1,544	$14,639	$6,120	$8,519	$727.95	95.4%	-1.6%
Tennessee	576	1,608	$15,269	$6,911	$8,358	$720.69	94.9%	0.0%
Alabama	208	933	$3,669	$1,462	$2,207	$657.17	94.5%	-0.7%
Virginia	296	793	$5,014	$1,983	$3,031	$868.48	95.2%	-0.6%
South Carolina	1,544	576	$5,714	$2,746	$2,968	$751.22	93.1%	-0.5%
Kentucky	624	624	$5,970	$2,057	$3,913	$773.75	92.5%	-3.3%
Secondary Markets Total	20,082	30,023	$233,854	$93,942	$139,912	$797.21	94.8%	-0.1%

Total Same Store	41,682	72,620	$551,530	$221,452	$330,078	$853.14	95.0%	-0.3%

MAA	February 5, 2014	Supplemental Data S-7

EBITDA AND BALANCE SHEET RATIOS

Dollars in thousands

	Three Months
	Ended
	December 31,	Trailing
	2013	4 Quarters
Consolidated net (loss) income	$(9,810)	$119,279
Depreciation and amortization	89,796	186,979
Interest expense	30,258	75,915
Loss on debt extinguishment	39	426
Amortization of deferred financing costs	636	3,063
Net casualty loss and other settlement proceeds	500	50
Income tax expense	224	893
Depreciation of discontinued operations	160	2,716
Gain on sale of discontinued operations	(4,935)	(76,844)
EBITDA	106,868	312,477
Acquisition expense	894	1,393
Merger related expenses	21,105	32,403
Integration related expenses	5,067	5,102
Recurring EBITDA	$133,934	$351,375

	Three Months Ended
	December 31,
	2013		2012
Recurring EBITDA/Debt Service	3.39	x	4.16	x
Fixed Charge Coverage (1)	3.59	x	4.48	x
Total Debt/Total Capitalization (2)	42.0%		37.0%
Total Debt/Total Gross Assets	43.5%		44.1%
Total Net Debt (3)/Total Gross Assets	42.4%		43.9%
Total Net Debt (3)/Recurring EBITDA (4)	6.32	x	6.48	x
Unencumbered Assets/Total Gross Assets	62.2%		52.5%

(1)	Fixed charge coverage represents Recurring EBITDA divided by interest expense adjusted for mark-to-market debt adjustment and any preferred dividends.
(2)	Total Capitalization equals the number of shares of common stock and units at period end times the closing stock price at period end plus total debt outstanding.
(3)	Total Net Debt equals Total Debt less Cash and Cash Equivalents.
(4)	Recurring EBITDA represents the three months ended December 31, 2013 on an annualized basis.

CREDIT RATINGS

	Rating	Outlook
Fitch Ratings (4)	BBB	Stable
Moody's Investors Service (5)	Baa2	Stable
Standard & Poor's Ratings Services (4)	BBB	Stable

(4)	Corporate credit rating assigned to Mid-America Apartment Communities, Inc. and its primary operating partnership, Mid-America Apartments, LP.
(5)	Corporate credit rating assigned to Mid-America Apartments, LP, the primary operating partnership of Mid-America Apartment Communities, Inc.

MAA	February 5, 2014	Supplemental Data S-8

DEBT AS OF DECEMBER 31, 2013

Dollars in thousands

SUMMARY OF OUTSTANDING INTEREST RATE MATURITIES

		Average
		Years
	Principal	to Rate	Effective
	Balance	Maturity	Rate
Secured Debt
Conventional - Fixed Rate or Swapped	$1,380,813	5.0	4.3%
Conventional - Variable Rate - Capped (1)(2)	225,278	2.2	1.1%
Tax-free - Variable Rate - Capped (1)	88,812	2.6	0.9%
Total Secured Fixed or Hedged Rate Debt	1,694,903	4.5	3.7%
Conventional - Variable Rate	96,032	0.2	0.7%
Total Secured Debt	1,790,935	4.3	3.5%
Unsecured Debt
Fixed Rate or Swapped	1,681,783	3.5	4.3%
Total Unsecured Debt	1,681,783	3.5	4.3%
Total Debt	$3,472,718	3.9	3.9%

Total Fixed or Hedged Debt	$3,376,686	4.0	4.0%

(1)	The effective rate represents the average rate on the underlying variable debt unless the cap rates are reached, which average 4.6% of LIBOR for conventional caps and 5.6% of SIFMA for tax-free caps.

(2)	Includes $27 million of mortgages with embedded caps at a 7% all-in interest rate.

OTHER SUMMARIES

			Effective	Years to
		Percent of	Interest	Rate
Floating Versus Fixed Rate or Hedged Debt	Balance	Total	Rate	Maturity
Fixed rate or swapped debt	$3,062,596	88.2%	4.3%	4.2
Capped debt	314,090	9.0%	1.0%	2.3
Floating (unhedged) debt	96,032	2.8%	0.7%	0.2
Total	$3,472,718	100.0%	3.9%	3.9

			Effective	Years to
		Percent of	Interest	Contract
Secured Versus Unsecured Debt	Balance	Total	Rate	Maturity
Unsecured debt	$1,681,783	48.4%	4.3%	3.5
Secured debt	1,790,935	51.6%	3.5%	5.2
Total	$3,472,718	100.0%	3.9%	4.4

	Total	Percent of	4Q13	Percent of
Unencumbered Versus Encumbered Assets	Cost	Total	NOI	Total
Unencumbered gross assets	$4,962,113	62.2%	$88,252	60.5%
Encumbered gross assets	3,017,447	37.8%	57,708	39.5%
Total	$7,979,560	100.0%	$145,960	100.0%

MAA	February 5, 2014	Supplemental Data S-9

DEBT AS OF DECEMBER 31, 2013 continued

Dollars in thousands

OUTSTANDING BALANCES

				Average
	Available		Remaining	Years to
	Credit	Amount	Available	Contract
	Limit	Borrowed	Capacity	Maturity
Fannie Mae Credit Facilities	$453,533	$453,533	$-	5.8
Freddie Mac Credit Facilities	198,247	198,247	-	0.5
Other Secured Borrowings	1,139,155	1,139,155	-	5.8
Unsecured Credit Facility	496,302	-	496,302	3.6
Other Unsecured Debt	1,681,783	1,681,783	-	3.5
Total Debt	$3,969,020	$3,472,718	$496,302	4.4

DEBT MATURITIES OF OUTSTANDING BALANCES

	Credit Facility Amounts Borrowed
	Secured		Unsecured	Other	Other
Maturity	Fannie Mae	Freddie Mac	Facility	Secured	Unsecured	Total
2014	$17,936	$198,247	$-	$34,095	$196,678	$446,956
2015	105,785	-	-	73,724	194,656	374,165
2016	80,000	-	-	30,123	81,348	191,471
2017	80,000	-	-	59,444	318,408	457,852
2018	80,000	-	-	53,234	301,958	435,192
Thereafter	89,812	-	-	888,535	588,735	1,567,082
Total	$453,533	$198,247	$-	$1,139,155	$1,681,783	$3,472,718

FIXED OR HEDGED INTEREST RATE MATURITIES

							Average
	Fixed	Interest	Total		Interest	Total	Years to
	Rate	Rate	Fixed Rate	Contract	Rate	Fixed or	Rate
Maturity	Debt	Swaps	Balances	Rate	Caps	Hedged	Maturity
2014	$226,310	$144,000	$370,310	5.9%	$59,455	$429,765
2015	246,563	75,000	321,563	5.5%	52,142	373,705
2016	90,169	-	90,169	6.0%	104,480	194,649
2017	127,444	300,000	427,444	2.1%	65,204	492,648
2018	103,235	250,000	353,235	3.2%	32,809	386,044
Thereafter	1,499,875	-	1,499,875	4.0%	-	1,499,875
Total	$2,293,596	$769,000	$3,062,596	4.1%	$314,090	$3,376,686	4.0

MAA	February 5, 2014	Supplemental Data S-10

2014 GUIDANCE

Full Year 2014
Earnings:
Core FFO per Share - diluted	$4.80 to $5.00
Midpoint	$4.90
Core AFFO per Share - diluted	$4.00 to $4.20
Midpoint	$4.10

Proforma Combined Same Store Communities:
Number of units	73,005
Property revenue growth	3.5% to 4.5%
Property operating expense growth	3.0% to 4.0%
Property NOI growth	4.0% to 5.0%
Real estate tax expense growth	6% to 7%

Commercial property NOI	$3 to $4 million

Corporate Expenses:
General and administrative and property management expenses	$55 to $57 million
Merger and integration expenses	$9 to $10 million
Acquisition expense	$1 to $1.5 million

Transaction/Investment Volume:
Acquisition volume (multifamily)	$200 to $300 million
Disposition volume (multifamily)	$125 to $175 million
Commercial / land disposition volume	$125 to $175 million
Development investment	$65 to $70 million

Debt:
Average Interest Rate	4.3% to 4.5%
Capitalized Interest	$1.5 to $2.0 million
Leverage (Total Net Debt/Total Gross Assets)	42% to 45%
Unencumbered Asset Pool (Percent of Total Gross Assets)	60% to 65%
Mark-to-market adjustment at merger	$90.5 million
Projected amortization of debt mark-to-market	$24 to $26 million

MAA provides guidance on Core FFO per Share but does not forecast net income available for common shareholders per diluted share. It is not possible to reasonably predict the timing and certainty of acquisitions and dispositions that would materially affect depreciation, capital gains or losses, merger and acquisition expenses and net income attributable to noncontrolling interests or to forecast extraordinary items, which, combined, generally represent the difference between net income available for common shareholders and Core FFO.